Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Max Buffer ETF – March

(the “Fund”)

Supplement To the Fund’s Prospectus

April 2, 2024

Notwithstanding anything to the contrary in the Fund’s prospectus, the final sentence of the section entitled “Management of the Fund – Management Fee” in the Fund’s prospectus is hereby deleted and replaced in its entirety with the following:

“A discussion regarding the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement will be available in the Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2024.”

Please Keep this Supplement with your Fund’s Prospectus for Future Reference